Exhibit 10.8

FIRST AMENDMENT TO GROUND LEASE

(Anacortes Crude Storage Facility)

THIS FIRST AMENDMENT TO GROUND LEASE (the “First Amendment”) is made and entered into as of November 8, 2017, by and between TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“Landlord”), and TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Ground Lease, dated July 1, 2014 (the “Lease”), with respect to a portion of that certain petrochemical refinery located in Skagit County, Washington (the “Existing Premises”), as more particularly described in the Lease, that is currently used as the Marine Crude Storage Facility (as defined in the Lease).

B. Attached as Exhibit C to the Lease is a form of Right of First Refusal, Option Agreement, and Agreement of Purchase and Sale (the “Option”).

C. Attached as Exhibit B to the Option is a form of Memorandum of Right of First Refusal and Option Agreement (the “Memorandum”).

D. Landlord and Tenant desire to provide for the expansion of the Existing Premises and to amend the Lease accordingly.

E. Capitalized terms used but not defined in this First Amendment shall have the meanings attributed to them in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

AMENDMENT

1.	Expansion of Premises. Commencing on the date hereof, the “Premises” shall include the following:

(a) the Existing Premises; and

(b) the future marine vapor combution unit area (the “MVCU Area”).

The Premises (including the Existing Premises and the MVCU Area) are legally described on Exhibit B attached to this First Amendment, which shall supersede and replace (i) Exhibit B to the Lease, (ii) Exhibit A to the Option, and (iii) Exhibit A to the Memorandum.

2.	Pipeline Easement. The following are added as Sections 1.03 and 1.04 to the Lease:

“1.03 Pipeline Easement No.1. Tenant is hereby granted a non-exclusive easement (the “Pipeline Easement No. 1”) over and across the Refinery during the term of this Lease for the installation, maintenance, repair and replacement of pipelines owned by Tenant connecting the Premises to the “Anacortes Marine Terminal” (as defined in the Anacortes Marine Terminal Operating Agreement entered into between Landlord and Tenant concurrently herewith) operated by Tenant. The Pipeline Easement shall initially cover the existing locations and pipeline slots occupied by pipelines owned by Tenant, but Landlord shall not unreasonably withhold its consent to any request by Tenant to modify or expand such Pipeline Easement to cover additional or different pipelines owned by Tenant and used by Tenant to provide services to Landlord. The existing location of the Pipeline Easement No. 1 is described on Exhibit C to this First Amendment.”

“1.04 Pipeline Easement No.2. Tenant is hereby granted a non-exclusive easement (the “Pipeline Easement No. 2”) over and across the Refinery during the term of this Lease as reasonably needed for the installation, maintenance, repair and replacement of future pipelines connecting the MVCU Area to the Anacortes Marine Terminal as reasonably needed for the operation by Tenant of vapor recovery equipment located on the MVCU Area and/or the Anacortes Marine Terminal. Landlord shall have the right to designate a reasonable location for Pipeline Easement No. 2 and to otherwise establish reasonable restrictions upon Tenant’s use of such easement.

3.	Effect of Amendment. Except as expressly set forth in this First Amendment, the terms of the Lease remain in full force and effect and are hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed as of the day and year first above written.

LANDLORD:		TENANT:

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

By:	/S/ GREGORY J. GOFF	By:	/S/ STEVEN M. STERIN
	Gregory J. Goff President		Steven M. Sterin President and Chief Financial Officer

Signature Page to Anacortes First Amendment to Ground Lease

STATE OF _______________	)
) ss.
COUNTY OF _____________	)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, who signed this instrument as the _________________ of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated ______ was authorized to execute said instrument.

Dated: _______________, 2017

Print Name:
NOTARY PUBLIC in and for the State of ____________, residing at ____________ My appointment expires ______________

STATE OF _______________	)
) ss.
COUNTY OF _____________	)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, who signed this instrument as the _________________ of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated ______ was authorized to execute said instrument.

Dated: _______________, 2017

Print Name:
NOTARY PUBLIC in and for the State of ____________, residing at ____________ My appointment expires ______________

EXHIBIT B

TO

FIRST AMENDMENT TO GROUND LEASE

(Anacortes Crude Storage Facility)

Legal Description of the Premises

ANACORTES CRUDE STORAGE AREA

(the “Existing Premises”)

A PORTION OF LAND BEING LOCATED WITHIN GOVERNMENT LOTS 1 AND 2, SECTION 21, GOVERNMENT LOT 2 AND THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST, OF THE WILLAMETTE MERIDIAN, SKAGIT COUNTY, WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT BEARING NORTH 29° 37’ 21” EAST 5215.34 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 02°46’07” EAST 614.35 FEET TO A POINT;

THENCE NORTH 06°03’23” WEST 56.08 FEET TO A POINT;

THENCE NORTH 02°30’04” EAST 401.03 FEET TO A POINT;

THENCE NORTH 08°19’57” WEST 107.72 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF MARCH’S POINT ROAD;

THENCE ALONG SAID SOUTHERLY RIGHT OF WAY, NORTH 78°06’59” EAST 157.95 FEET TO A POINT;

THENCE NORTH 79°10’59” EAST 219.07 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 708.56 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 10°55’00”, (THE CHORD BEING NORTH 84°38’29” EAST 134.80 FEET) HAVING AN ARC LENGTH OF 135.00 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 146.02 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 48°12’30”, (THE CHORD BEING SOUTH 65°47’46” EAST 119.26 FEET) HAVING AN ARC LENGTH OF 122.86 FEET TO A POINT OF COMPOUND CURVATURE;

Exhibit B

to First Amendment to Ground Lease

THENCE ALONG THE ARC OF A 197.27 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 36°05’00”, (THE CHORD BEING SOUTH 23°39’01” EAST 122.19 FEET) HAVING AN ARC LENGTH OF 124.24 FEET TO A POINT OF TANGENCY, AND BY DIRECTIONAL CHANGE, SAID SOUTHERLY RIGHT OF WAY BECOMING THE WESTERLY RIGHT OF WAY OF SAID MARCH’S POINT ROAD;

THENCE SOUTH 05°36’31” EAST 121.02 FEET TO A POINT;

THENCE SOUTH 02°43’01” EAST 311.35 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 1121.28 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 06°40’00”, (THE CHORD BEING SOUTH 00°36’59” WEST 130.39 FEET) HAVING AN ARC LENGTH OF 130.47 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 03°56’59” WEST 146.56 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 741.78 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 13°22’00”, (THE CHORD BEING SOUTH 02°44’01” EAST 172.66 FEET) HAVING AN ARC LENGTH OF 173.05 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 849.91 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 12°11’16”, (THE CHORD BEING SOUTH 15°30’39” EAST 180.45 FEET) HAVING AN ARC LENGTH OF 180.79 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 984.93 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 00°20’37”, (THE CHORD BEING SOUTH 18°46’48” EAST 5.91 FEET) HAVING AN ARC LENGTH OF 5.91 FEET TO A POINT OF NON TANGENCY, AND POINT OF INTERSECTION WITH THE WESTERLY STRIP OF A 60.00 FOOT RIGHT OF WAY GRANTED PER RIGHT OF WAY DEED RECORDED SEPTEMBER 1, 1966, IN VOLUME 357, PAGE 775, SKAGIT COUNTY DEED RECORDS;

THENCE LEAVING SAID WESTERLY 50.00 FOOT RIGHT OF WAY, AND CONTINUING ALONG SAID 60.00 FOOT RIGHT OF WAY, SOUTH 18°57’06” EAST 52.10 FEET TO A POINT;

THENCE LEAVING SAID 60.00 FOOT RIGHT OF WAY, SOUTH 53°05’29” WEST 68.06 FEET TO A POINT;

THENCE SOUTH 67°00’09” WEST 38.38 FEET TO A POINT;

THENCE SOUTH 77°52’56” WEST 32.60 FEET TO A POINT;

Exhibit B

to First Amendment to Ground Lease

THENCE NORTH 12°07’04” WEST 18.25 FEET TO A POINT;

THENCE NORTH 87°27’24” WEST 631.02 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 23.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 90°13’31”, (THE CHORD BEING NORTH 42°20’39” WEST 32.59 FEET) HAVING AN ARC LENGTH OF 36.22 FEET TO A POINT OF TANGENCY AND THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 20.014 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED UPON THE WASHINGTON COORDINATE SYSTEM, NORTH ZONE (NAD83) 2011.

MVCU AREA

A portion of Section 28, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North,

Range 2 East, Willamette Meridian, from which the South Quarter corner of said Section 28 bears S 86° 40’ 54” E; thence N 26° 02’ 59” E 5,208.64 feet to the Point Of Beginning;

thence S 87° 11’ 35” E 110.00 feet;

thence S 02° 52’ 18” W 150.60 feet;

thence N 86° 57’ 31” W 98.51 feet;

thence N 33° 35’ 03” W 14.55 feet;

thence N 18° 07’ 40” W 7.49 feet;

thence N 02° 08’ 33” E 12.41 feet;

thence N 02° 52’ 18” E 119.08 feet to the Point Of Beginning.

Containing 0.378 acres, more or less.

Exhibit B

to First Amendment to Ground Lease

EXHIBIT C

Legal Description

Pipeline Easement No.1

A portion of Government Lot 2, Section 21, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the South Quarter corner of said Section 28 bears S 86° 40’ 54” E; thence N 19° 23’ 52” E 5,926.17 feet to the Point Of Beginning;

thence N 02° 55’ 32” E 14.66 feet;

thence N 79° 48’ 47” E 9.30 feet;

thence S 87° 04’ 00” E 593.40 feet;

thence N 48° 26’ 07” E 25.81 feet;

thence S 87° 14’ 45” E 28.55 feet;

thence S 02° 30’ 04” W 12.15 feet;

thence N 87° 25’ 59” W 23.73 feet;

thence S 48° 13’ 05” W 25.92 feet;

thence N 87° 04’ 45” W 597.09 feet;

thence S 70° 20’ 35” W 11.12 feet to the Point Of Beginning.

Containing 0.188 acres, more or less.

Exhibit C

to First Amendment to Ground Lease